UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2012

Liberty Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

12300 Liberty Boulevard Englewood, CO 80112
(Address of Principal Executive Office)

(303) 220-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a
Registrant.

As of December 31, 2011, Liberty Global, Inc. indirectly owns 50.2% of Telenet Group Holding NV (Telenet).  The Telenet Credit Facility, as amended, is the senior credit facility of Telenet.  On February 17, 2012, Telenet entered into an additional facility accession agreement, the Additional Facility T Accession Agreement, under the Telenet Credit Facility.  Pursuant to the Additional Facility T Accession Agreement, certain lenders agreed to provide a new term loan facility in an aggregate principal amount of €175 million ($230.2 million at the transaction date) (Facility T). The final maturity date for Facility T will be December 31, 2018.  Facility T will bear interest at a rate of EURIBOR plus 3.50%. Telenet intends to use the net proceeds from Facility T for general corporate purposes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.         Name

4.1
Telenet Additional Facility T Accession Agreement, dated February 17, 2012, among, inter alia, Telenet International Finance S.à.r.l. as Borrower, Telenet NV and Telenet International Finance S.à.r.l. as Guarantors, The Bank of Nova Scotia as Facility Agent, KBC Bank NV as Security Agent and the financial institutions listed therein as additional Facility T Lenders, under the €2,300,000,000 Credit Agreement, originally dated August 1, 2007, as amended and restated from time to time, among Telenet Bidco NV (now known as Telenet NV) as borrower, Toronto Dominion (Texas) LLC as facility agent, the parties listed therein as original guarantors, ABN AMRO Bank N.V., BNP Paribas S.A. and J.P. Morgan PLC as mandated lead arrangers, KBC Bank NV as security agent, and the financial institutions listed therein as initial original lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: February 17, 2012

Exhibit Index

Exhibit No.	Name

4.1
Telenet Additional Facility T Accession Agreement, dated February 17, 2012, among, inter alia, Telenet International Finance S.à.r.l. as Borrower, Telenet NV and Telenet International Finance S.à.r.l. as Guarantors, The Bank of Nova Scotia as Facility Agent, KBC Bank NV as Security Agent and the financial institutions listed therein as additional Facility T Lenders, under the €2,300,000,000 Credit Agreement, originally dated August 1, 2007, as amended and restated from time to time, among Telenet Bidco NV (now known as Telenet NV) as borrower, Toronto Dominion (Texas) LLC as facility agent, the parties listed therein as original guarantors, ABN AMRO Bank N.V., BNP Paribas S.A. and J.P. Morgan PLC as mandated lead arrangers, KBC Bank NV as security agent, and the financial institutions listed therein as initial original lenders.